Exhibit 99.2
Endurance Specialty Holdings Ltd.
INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2011

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm
This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2010.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•
All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2010, 2009 and 2008 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•
Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM — Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

	QUARTER ENDED		Previous
	MARCH 31,		Quarter
	2011	2010	Change

HIGHLIGHTS
Net (loss) income	$(87,417)	$55,789	(256.7)%
Net (loss) income (attributable) available to common and participating common shareholders	(91,292)	51,914	(275.9)%
Net (loss) income allocated to common shareholders	(91,567)	50,978	(279.6)%
Operating (loss) income [a]	(96,643)	60,172	(260.6)%
Operating (loss) income (attributable) available to common and participating common shareholders [a]	(100,518)	56,297	(278.5)%
Operating (loss) income allocated to common shareholders [a]	(100,793)	55,283	(282.3)%
Operating cash flow	181,282	127,710	41.9%
Gross premiums written	1,000,358	818,869	22.2%
Net premiums written	798,872	702,942	13.6%
Net premiums earned	382,833	365,189	4.8%
Total assets	8,416,181	8,196,553	2.7%
Total shareholders’ equity	2,408,264	2,821,087	(14.6)%

PER SHARE AND SHARES DATA
Basic (loss) earnings per common share
Net (loss) income (as reported)	$(2.25)	$0.95	(336.8)%
Operating (loss) income (as reported) [a]	$(2.47)	$1.04	(337.5)%
Diluted (loss) earnings per common share
Net (loss) income (as reported)	$(2.25)	$0.91	(347.3)%
Operating (loss) income (as reported) [a]	$(2.47)	$0.98	(352.0)%

As Reported
Weighted average common shares outstanding	40,750	53,412	(23.7)%
Weighted average common shares outstanding and dilutive potential common shares	40,750	56,296	(27.6)%

Book Value Per Common Share
Book value [b]	$55.91	$49.44	13.1%
Diluted book value (treasury stock method) [b]	$51.52	$45.89	12.3%

FINANCIAL RATIOS
Return on average common equity (ROAE), net income [c]	(3.8)%	2.0%	(5.8)
ROAE, operating (loss) income [a] [c]	(4.1)%	2.2%	(6.3)
Return on beg. common equity (ROBE), net income [d]	(3.4)%	2.0%	(5.4)
ROBE, operating (loss) income [a] [d]	(3.8)%	2.2%	(6.0)

Annualized ROAE, net (loss) income [c]	(15.0)%	8.0%	(23.0)
Annualized ROAE, operating (loss) income [a] [c]	(16.6)%	8.6%	(25.2)
Annualized ROBE, net (loss) income [d]	(13.8)%	8.0%	(21.8)
Annualized ROBE, operating (loss) income [a] [d]	(15.2)%	8.7%	(23.9)
Annualized investment yield	3.5%	3.8%	(0.3)

GAAP
Loss ratio	105.0%	63.7%	41.3
Acquisition expense ratio	17.1%	17.5%	(0.4)
General and administrative expense ratio	17.2%	16.1%	1.1

Combined ratio	139.3%	97.3%	42.0

[a]
Operating (loss) income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 26 for a reconciliation to net (loss) income.

[b]	For detailed calculations, please refer to page 28.

[c]
Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[d]	Beginning common equity for the stated periods excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF (LOSS) INCOME — QUARTERLY

	QUARTERS ENDED
	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	MAR. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$1,000,358	$189,225	$555,574	$489,568	$818,869	$783,306
Premiums ceded	(201,486)	(31,110)	(103,690)	(38,765)	(115,927)	(200,391)

Net premiums written	$798,872	$158,115	$451,884	$450,803	$702,942	$582,915
Change in unearned premiums	(416,039)	291,621	17,909	5,592	(337,753)	(204,640)

Net premiums earned	$382,833	$449,736	$469,793	$456,395	$365,189	$378,275
Other underwriting (loss) income	(1,069)	410	322	(2,663)	295	3,597

Total underwriting revenues	$381,764	$450,146	$470,115	$453,732	$365,484	$381,872

UNDERWRITING EXPENSES
Losses and loss expenses	$401,853	$246,424	$266,132	$292,947	$232,597	$220,136
Acquisition expenses	65,618	66,133	67,443	66,708	63,944	68,274
General and administrative expenses	65,961	67,756	59,523	55,676	58,965	60,257

Total underwriting expenses	$533,432	$380,313	$393,098	$415,331	$355,506	$348,667

Underwriting (loss) income	$(151,668)	$69,833	$77,017	$38,401	$9,978	$33,205

OTHER OPERATING REVENUE
Net investment income	$52,501	$56,874	$53,654	$33,351	$56,479	$64,550
Interest expense	(9,054)	(9,053)	(9,051)	(9,050)	(7,608)	(7,555)
Amortization of intangibles	(2,798)	(2,696)	(2,588)	(2,588)	(2,588)	(2,588)

Total other operating revenue	$40,649	$45,125	$42,015	$21,713	$46,283	$54,407

(LOSS) INCOME BEFORE OTHER ITEMS	$(111,019)	$114,958	$119,032	$60,114	$56,261	$87,612
OTHER
Net foreign exchange gains (losses)	$6,918	$(3,476)	$12,565	$(129)	$(5,971)	$62
Net realized and unrealized investment gains	3,775	7,314	8,973	2,657	3,544	3,241

Total other-than-temporary impairment losses	(1,256)	(48)	(1,140)	(738)	(769)	(12,126)
Portion of loss recognised in other comprehensive income	(391)	(663)	(240)	(254)	(92)	—

Net impairment losses recognised in earnings [a]	(1,647)	(711)	(1,380)	(992)	(861)	(12,126)

Income tax benefit (expense)	14,556	(6,857)	(62)	(3,057)	2,816	(492)

NET (LOSS) INCOME	$(87,417)	$111,228	$139,128	$58,593	$55,789	$78,297
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET (LOSS) INCOME (ATTRIBUTABLE) AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$(91,292)	$107,353	$135,253	$54,718	$51,914	$74,422

KEY RATIOS/PER SHARE DATA

Loss ratio	105.0%	54.8%	56.6%	64.2%	63.7%	58.2%
Acquisition expense ratio	17.1%	14.7%	14.4%	14.6%	17.5%	18.1%
General and administrative expense ratio	17.2%	15.1%	12.7%	12.2%	16.1%	15.9%

Combined ratio	139.3%	84.6%	83.7%	91.0%	97.3%	92.2%

Basic (losses) earnings per common share	$(2.25)	$2.22	$2.64	$1.02	$0.95	$1.30
Diluted (losses) earnings per common share	$(2.25)	$2.09	$2.51	$0.97	$0.91	$1.24

ROAE, net (loss) income [b]	(3.8)%	4.0%	5.0%	2.1%	2.0%	3.7%

[a]
Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]
Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME — PRIOR YEARS

	YEAR ENDED
	DEC. 31, 2010	DEC. 31, 2009	DEC. 31, 2008

UNDERWRITING REVENUES
Gross premiums written	$2,053,236	$2,021,450	$2,246,420
Premiums ceded	(289,492)	(415,400)	(462,130)

Net premiums written	$1,763,744	$1,606,050	$1,784,290
Change in unearned premiums	(22,631)	27,142	(17,805)

Net premiums earned	$1,741,113	$1,633,192	$1,766,485
Other underwriting (loss) income	(1,636)	3,914	(3,973)

Total underwriting revenues	$1,739,477	$1,637,106	$1,762,512

UNDERWRITING EXPENSES
Losses and loss expenses	$1,038,100	$866,640	$1,135,431
Acquisition expenses	264,228	267,971	299,913
General and administrative expenses	241,920	237,154	216,365

Total underwriting expenses	$1,544,248	$1,371,765	$1,651,709

Underwriting income	$195,229	$265,341	$110,803

OTHER OPERATING REVENUE
Net investment income	$200,358	$284,200	$130,176
Interest expense	(34,762)	(30,174)	(30,171)
Amortization of intangibles	(10,460)	(10,463)	(10,675)

Total other operating revenue	$155,136	$243,563	$89,330

INCOME BEFORE OTHER ITEMS	$350,365	$508,904	$200,133
OTHER
Net foreign exchange gains (losses)	$2,989	$29,740	$(53,704)
Net realized gains on investment sales	22,488	6,303	24,769

Total other-than-temporary impairment losses	(2,695)	(50,993)	(82,135)
Portion of loss recognised in other comprehensive income	(1,249)	30,742	—

Net impairment losses recognised in earnings [a]	(3,944)	(20,251)	(82,135)

Income tax (expense) benefit	(7,160)	11,408	9,561

NET INCOME	$364,738	$536,104	$98,624
Preferred dividends	(15,500)	(15,500)	(15,500)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$349,238	$520,604	$83,124

KEY RATIOS/PER SHARE DATA
Loss ratio	59.6%	53.1%	64.3%
Acquisition expense ratio	15.2%	16.4%	17.0%
General and administrative expense ratio	13.9%	14.5%	12.2%

Combined ratio	88.7%	84.0%	93.5%

Basic earnings per common share	$6.73	$9.14	$1.41
Diluted earnings per common share	$6.38	$8.69	$1.31

ROAE, net income [b]	13.3%	22.7%	3.8%

[a]
Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]
Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009
ASSETS
Cash and cash equivalents	$568,770	$609,852	$600,227	$690,761	$668,049	$528,944
Fixed maturity investments available for sale, at fair value	5,014,226	5,116,702	5,063,873	4,908,774	4,793,451	4,548,618
Short term investments available for sale, at fair value	48,186	70,444	326,846	272,706	389,937	534,678
Equity securities available for sale, at fair value	25,333	13,565	12,773	11,952	12,329	11,023
Other investments	401,450	376,652	360,629	346,938	368,035	351,352
Premiums receivable, net	1,049,129	827,609	1,039,689	1,086,818	935,244	565,348
Deferred acquisition costs	178,486	154,484	192,194	175,479	163,639	146,979
Securities lending collateral	72,657	59,886	127,680	281,391	128,299	66,913
Prepaid reinsurance premiums	248,275	107,977	160,070	143,438	179,603	120,941
Losses recoverable	340,908	319,349	324,757	247,888	246,583	467,664
Accrued investment income	29,164	32,934	32,315	30,880	28,746	30,367
Goodwill and intangible assets	189,501	181,954	184,543	186,657	189,246	191,450
Deferred tax assets	49,370	33,684	29,130	25,941	30,502	17,252
Receivable on pending investment sales	128,867	602	372	1,935	8,859	632
Other assets	71,859	73,711	80,139	78,880	54,031	84,533

TOTAL ASSETS	$8,416,181	$7,979,405	$8,535,237	$8,490,438	$8,196,553	$7,666,694

LIABILITIES
Reserve for losses and loss expenses	$3,566,198	$3,319,927	$3,401,312	$3,274,637	$3,138,905	$3,157,026
Reserve for unearned premiums	1,398,610	842,154	1,186,001	1,186,857	1,228,559	832,561
Deposit liabilities	32,768	32,505	36,952	39,641	39,729	42,638
Reinsurance balances payable	143,305	228,860	209,651	209,533	153,174	220,435
Securities lending payable	72,657	59,886	127,681	281,391	128,265	66,968
Debt	528,569	528,411	528,425	528,363	528,357	447,664
Payable on pending investment purchases	164,744	—	17,042	39,906	79,245	25
Other liabilities	101,066	119,509	108,488	86,005	79,232	112,094

TOTAL LIABILITIES	$6,007,917	$5,131,252	$5,615,552	$5,646,333	$5,375,466	$4,879,411

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	40,325	47,218	49,685	52,664	54,230	55,116
Additional paid-in capital	289,920	613,915	715,834	822,572	882,684	929,577
Accumulated other comprehensive income	132,806	138,571	201,172	138,605	95,413	52,148
Retained earnings	1,937,213	2,040,449	1,944,994	1,822,264	1,780,760	1,742,442

TOTAL SHAREHOLDERS’ EQUITY	$2,408,264	$2,848,153	$2,919,685	$2,844,105	$2,821,087	$2,787,283

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,416,181	$7,979,405	$8,535,237	$8,490,438	$8,196,553	$7,666,694

Book value per common share	$55.91	$57.25	$55.83	$51.17	$49.44	$47.74
Diluted book value per common share (treasury stock method)	$51.52	$52.74	$51.83	$47.78	$45.89	$44.61

RATIOS
Debt-to-capital	18.0%	15.6%	15.3%	15.7%	15.8%	13.8%

ENDURANCE SPECIALTY HOLDINGS LTD.
The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, less acquisition expenses and G&A expenses. The operating income depicted excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year to no more than 25% of our shareholders’ equity.
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Operating Income Profile Comparison

				Change from Jan. 1, 2010 - Dec. 31, 2010 to Jan. 1,		Change from Jul. 1, 2010 - June 30, 2011 to Jan. 1,
				2011 - Dec. 31, 2011		2011 - Dec. 31, 2011
	Jan. 1, 2010 -	Jul. 1, 2010 -	Jan. 1, 2011 -	$	$	$	$
(in millions)	Dec. 31, 2010	June 30, 2011	Dec. 31, 2011	Change	Change	Change	Change

Median Result	$339	$373	$322	$(17)	(5.0%)	$(51)	(13.7%)
Average Result	286	320	268	(18)	(6.3%)	(52)	(16.3%)

1 in 10 year annual gain	(34)	8	(36)	(2)	5.9%	(44)	(550.0%)
1 in 25 year annual loss	(234)	(197)	(261)	(27)	11.5%	(64)	32.5%
1 in 50 year annual loss	(385)	(366)	(427)	(42)	10.9%	(61)	16.7%
1 in 100 year annual loss	(562)	(545)	(600)	(38)	6.8%	(55)	10.1%
1 in 250 year annual loss	(801)	(785)	(849)	(48)	6.0%	(64)	8.2%
1 in 500 year annual loss	(940)	(978)	(1,038)	(98)	10.4%	(60)	6.1%
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION

FOR THE QUARTER ENDED MARCH 31, 2011
Net Premiums Written = $799 million

Source of Business	Business Segments

Broker Distribution — Insurance	Broker Distribution — Reinsurance

[a]	Other specialty includes the agriculture line in the Insurance segment and aerospace and marine and surety and other specialty lines in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2011			MAR. 31, 2010
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$625,831	$374,527	$1,000,358	$464,341	$354,528	$818,869

Net premiums written	$432,296	$366,576	$798,872	$348,941	$354,001	$702,942

Net premiums earned	$162,492	$220,341	$382,833	$145,676	$219,513	$365,189
Other underwriting (loss) income	—	(1,069)	(1,069)	(2)	297	295

Total underwriting revenues	$162,492	$219,272	$381,764	$145,674	$219,810	$365,484

UNDERWRITING EXPENSES
Losses and loss expenses	$98,836	$303,017	$401,853	$86,084	$146,513	$232,597
Acquisition expenses	16,308	49,310	$65,618	17,426	46,518	63,944
General and administrative expenses	36,806	29,155	$65,961	30,121	28,844	58,965

Total expenses	$151,950	$381,482	$533,432	$133,631	$221,875	$355,506

UNDERWRITING INCOME (LOSS)	$10,542	$(162,210)	$(151,668)	$12,043	$(2,065)	$9,978

GAAP RATIOS
Loss ratio	60.8%	137.5%	105.0%	59.0%	66.8%	63.7%
Acquisition expense ratio	10.0%	22.4%	17.1%	12.0%	21.2%	17.5%
General and administrative expense ratio	22.7%	13.2%	17.2%	20.7%	13.1%	16.1%

Combined ratio AS REPORTED	93.5%	173.1%	139.3%	91.7%	101.1%	97.3%

Effect of favorable prior accident year reserve development	21.3%	6.4%	12.7%	12.1%	9.5%	10.6%

Combined ratio net of prior accident year reserve development	114.8%	179.5%	152.0%	103.8%	110.6%	107.9%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	MAR. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$625,831	$112,664	$303,561	$231,626	$464,341	$522,214

Net premiums written	$432,296	$81,643	$204,293	$194,987	$348,941	$322,430

Net premiums earned	$162,492	$205,528	$242,766	$227,858	$145,676	$180,674
Other underwriting income (loss)	—	4	473	—	(2)	2,959

Total underwriting revenues	$162,492	$205,532	$243,239	$227,858	$145,674	$183,633

UNDERWRITING EXPENSES
Losses and loss expenses	$98,836	$129,168	$172,015	$170,773	$86,084	$98,804
Acquisition expenses	16,308	12,220	17,356	16,554	17,426	24,841
General and administrative expenses	36,806	36,812	29,256	27,146	30,121	29,759

Total expenses	$151,950	$178,200	$218,627	$214,473	$133,631	$153,404

UNDERWRITING INCOME	$10,542	$27,332	$24,612	$13,385	$12,043	$30,229

GAAP RATIOS
Loss ratio	60.8%	62.9%	70.9%	74.9%	59.0%	54.7%
Acquisition expense ratio	10.0%	5.9%	7.1%	7.3%	12.0%	13.7%
General and administrative expense ratio	22.7%	17.9%	12.1%	11.9%	20.7%	16.5%

Combined ratio AS REPORTED	93.5%	86.7%	90.1%	94.1%	91.7%	84.9%

Effect of favorable prior accident year reserve development	21.3%	5.6%	3.9%	3.6%	12.1%	20.4%

Combined ratio net of prior accident year reserve development	114.8%	92.3%	94.0%	97.7%	103.8%	105.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	MAR. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$374,527	$76,561	$252,013	$257,942	$354,528	$261,092

Net premiums written	$366,576	$76,472	$247,591	$255,816	$354,001	$260,485

Net premiums earned	$220,341	$244,208	$227,027	$228,537	$219,513	$197,601
Other underwriting (loss) income	(1,069)	406	(151)	(2,663)	297	638

Total underwriting revenues	$219,272	$244,614	$226,876	$225,874	$219,810	$198,239

UNDERWRITING EXPENSES
Losses and loss expenses	$303,017	$117,256	$94,117	$122,174	$146,513	$121,332
Acquisition expenses	49,310	53,913	50,087	50,154	46,518	43,433
General and administrative expenses	29,155	30,944	30,267	28,530	28,844	30,498

Total expenses	$381,482	$202,113	$174,471	$200,858	$221,875	$195,263

UNDERWRITING (LOSS) INCOME	$(162,210)	$42,501	$52,405	$25,016	($2,065)	$2,976

GAAP RATIOS
Loss ratio	137.5%	48.0%	41.5%	53.5%	66.8%	61.4%
Acquisition expense ratio	22.4%	22.1%	22.1%	21.9%	21.2%	22.0%
General and administrative expense ratio	13.2%	12.7%	13.3%	12.5%	13.1%	15.4%

Combined ratio AS REPORTED	173.1%	82.8%	76.9%	87.9%	101.1%	98.8%

Effect of favorable prior accident year reserve development	6.4%	4.9%	11.3%	9.4%	9.5%	1.3%

Combined ratio net of prior accident year reserve development	179.5%	87.7%	88.2%	97.3%	110.6%	100.1%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	MAR. 31, 2009
INSURANCE SEGMENT
Agriculture	$508,705	$6,930	$156,162	$54,170	$350,199	$378,410
Professional lines	35,469	36,690	43,381	56,567	33,508	35,137
Casualty	38,882	37,377	40,538	55,406	34,228	30,624
Property	24,690	22,134	30,295	43,158	26,523	27,751
Healthcare liability	18,137	10,811	34,024	22,442	20,316	19,713
Workers’ compensation	(52)	(1,278)	(839)	(117)	(433)	30,579

TOTAL INSURANCE	$625,831	$112,664	$303,561	$231,626	$464,341	$522,214

REINSURANCE SEGMENT
Catastrophe	$138,247	$17,896	$45,513	$123,808	$122,669	$109,448
Casualty	116,352	47,970	81,167	56,919	107,974	75,392
Property	70,087	8,628	111,395	39,999	64,522	34,788
Aerospace and Marine	20,838	2,380	4,184	24,131	18,066	12,227
Surety and other specialty	29,003	(313)	9,754	13,085	41,297	29,237

TOTAL REINSURANCE	$374,527	$76,561	$252,013	$257,942	$354,528	$261,092

REPORTED TOTALS	$1,000,358	$189,225	$555,574	$489,568	$818,869	$783,306

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	MAR. 31, 2009
INSURANCE SEGMENT
Agriculture	$346,472	$2,372	$89,119	$45,169	$268,107	$223,303
Professional lines	31,124	33,171	38,522	49,422	27,602	29,622
Casualty	25,759	25,536	23,700	37,527	21,038	17,880
Property	12,585	11,895	21,366	40,950	14,088	17,487
Healthcare liability	16,406	9,946	32,393	22,031	18,523	17,209
Workers’ compensation	(50)	(1,277)	(807)	(112)	(417)	16,929

TOTAL INSURANCE	$432,296	$81,643	$204,293	$194,987	$348,941	$322,430

REINSURANCE SEGMENT
Catastrophe	$131,123	$17,896	$41,154	$123,808	$122,759	$109,448
Casualty	115,554	47,965	81,163	56,831	107,263	75,168
Property	70,087	8,628	111,395	39,999	64,522	34,788
Aerospace and Marine	20,839	2,380	4,184	22,101	18,031	12,132
Surety and other specialty	28,973	(397)	9,695	13,077	41,426	28,949

TOTAL REINSURANCE	$366,576	$76,472	$247,591	$255,816	$354,001	$260,485

REPORTED TOTALS	$798,872	$158,115	$451,884	$450,803	$702,942	$582,915

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	MAR. 31, 2009
INSURANCE SEGMENT
Agriculture	$59,808	$100,177	$134,864	$115,990	$46,612	$49,268
Professional lines	36,175	37,167	38,085	39,626	39,606	30,496
Casualty	29,742	28,415	25,682	26,315	24,658	21,732
Property	16,593	20,362	24,000	26,153	15,793	21,691
Healthcare liability	20,224	20,684	20,942	19,886	19,588	19,989
Workers’ compensation	(50)	(1,277)	(807)	(112)	(581)	37,498

TOTAL INSURANCE	$162,492	$205,528	$242,766	$227,858	$145,676	$180,674

REINSURANCE SEGMENT
Catastrophe	$76,335	$79,617	$74,675	$79,528	$81,888	$74,716
Casualty	64,953	74,702	71,844	64,906	61,516	50,417
Property	52,452	64,229	56,975	56,646	49,432	44,308
Aerospace and Marine	13,587	11,312	8,602	12,751	12,253	14,606
Surety and other specialty	13,014	14,348	14,931	14,706	14,424	13,554

TOTAL REINSURANCE	$220,341	$244,208	$227,027	$228,537	$219,513	$197,601

REPORTED TOTALS	$382,833	$449,736	$469,793	$456,395	$365,189	$378,275

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE QUARTER
	ENDED MAR. 31, 2011

Average common equity [a]	$2,428,209

Net premiums earned	$382,833
Combined ratio	139.3%
Operating margin	(39.3)%
Premium leverage	0.16	x

Implied ROAE from underwriting activity	(6.3)%

Average cash and invested assets at amortized cost	$5,979,366
Investment leverage	2.46	x
Year to date investment income yield, pretax	0.9%

Implied ROAE from investment activity	2.2%

Financing Costs [b]	(0.5)%

Implied Pre-tax Operating ROAE, for period [c]	(4.6)%

[a]
Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated period, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

[c]
Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	MAR. 31, 2011		DEC. 31, 2010		SEPT. 30, 2010		JUNE 30, 2010		2010		2009

Average common equity [a]	$2,428,209		$2,683,919		$2,681,895		$2,632,596		$2,617,718		$2,297,283

Net premiums earned	$382,833		$449,736		$469,793		$456,395		$1,741,113		$1,633,192

Premium leverage	0.16	x	0.17	x	0.18x		0.17	x	0.67	x	0.71	x

Annualized premium leverage	0.64	x	0.68	x	0.72	x	0.68	x	0.67	x	0.71	x

Average cash and invested assets at amortized cost	$5,979,366		$6,107,765		$6,107,817		$6,064,800		$5,997,489		$5,716,443

Investment leverage	2.46	x	2.28	x	2.28	x	2.30	x	2.29	x	2.49	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF MARCH 31, 2011 AND DECEMBER 31, 2010

	March 31, 2011		December 31, 2010
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$532,893	8.9%	$610,454	9.9%
Short-term investments	48,186	0.8%	70,444	1.1%
U.S. government and government agencies notes	831,804	13.8%	1,010,819	16.3%
Government and agency guaranteed corporates	526,600	8.7%	671,150	10.8%
U.S. government agency residential mortgage-backed securities	1,009,393	16.8%	883,948	14.3%
U.S. government agency commercial mortgage-backed securities	30,603	0.5%	22,889	0.4%
Municipals	49,218	0.8%	29,979	0.5%
Foreign government	89,560	1.5%	140,461	2.3%
Corporate securities	1,333,851	22.1%	1,232,511	19.9%
Non-agency residential mortgage-backed securities	240,305	4.0%	246,410	4.0%
Non-agency commercial mortgage-backed securities	597,272	9.9%	604,820	9.8%
Asset-backed securities	305,620	5.1%	273,715	4.4%
Equity securities	25,333	0.4%	13,565	0.2%
Other investments [b]	401,450	6.7%	376,652	6.1%

Total	$6,022,088	100.0%	$6,187,817	100.0%

Ratings [e]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$831,804	15.2%	$1,010,819	18.2%
AAA/Aaa	2,576,000	47.2%	2,639,682	47.3%
AA/Aa	519,094	9.5%	465,315	8.4%
A/A	816,493	14.9%	793,980	14.3%
BBB	93,598	1.7%	50,733	0.9%
Below BBB	221,451	4.1%	221,848	4.0%
Not Rated	3,972	0.1%	4,769	0.1%
Other investments [b]	401,450	7.3%	376,652	6.8%

Total	$5,463,862	100.0%	$5,563,798	100.0%

Performance	March 31, 2011	December 31, 2010
Yield [c]	3.5%	3.3%
Duration in years [d]	2.44	2.39

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Investment Income	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	Mar. 31, 2010
Cash and fixed income securities	$38,744	$40,425	$39,839	$40,302	$39,510
Other Investments	13,757	16,449	13,815	(6,951)	16,969

Total net investment income	$52,501	$56,874	$53,654	$33,351	$56,479

Note:	[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.

	[b]	Other investments includes investments in alternative and high yield bank loan funds.

	[c]	Annualized earned yield for the quarter ending 3/31/11 and twelve months ending 12/31/10 excludes realized and unrealized gains and losses on fixed maturity investments.

	[d]	Duration excludes other investments and operating cash.

	[e]	Excludes cash and equivalents and equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF MARCH 31, 2011

			Percentage of
Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Investment Portfolio
U.S. Government and agencies	$1,039,996	47.7%	17.3%
AAA/Aaa	789,891	36.3%	13.1%
AA/Aa	69,904	3.2%	1.2%
A/A	79,343	3.6%	1.3%
BBB	43,978	2.0%	0.7%
Below BBB	154,365	7.1%	2.6%
Not Rated	1,397	0.1%	—

Total	$2,178,874	100.0%	36.2%

				Percentage of
Structured securities sectors (RMBS, CMBS, ABS and CDO)		Fair Value	Percentage	Investment Portfolio
Commercial
Agency		$34,758	1.6%	0.6%
Non Agency		636,816	29.2%	10.6%
Residential
Agency		1,009,393	46.3%	16.7%
Non Agency		241,201	11.1%	4.0%
Consumer
Non Agency		256,706	11.8%	4.3%

Total		$2,178,874	100.0%	36.2%

Spread Duration	3.31 years

				Percentage of
Commercial real estate collateralized debt obligations (CRE CDO’s)		Fair Value	Percentage	Investment Portfolio
AAA/Aaa		$16,940	52.8%	0.3%
AA/Aa		5,836	18.2%	0.1%
A/A		5,084	15.8%	0.1%
BBB		1,898	5.9%	—
Below BBB		2,330	7.3%	—

Total		$32,088	100.0%	0.5%

Spread Duration	2.17 years

ENDURANCE SPECIALTY HOLDINGS LTD.
LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF MARCH 31, 2011

	March 31, 2011
	Amortized		Unrealized	Credit
ISSUER (1) (2) (4)	Cost	Fair Value	Gain (Loss)	Quality (3)

JPMORGAN CHASE & CO	$50,976	$51,845	$420	A+
NOVARTIS AG	44,630	45,628	998	AA-
METLIFE INC	41,529	41,885	355	A
CREDIT SUISSE GROUP AG	37,319	38,253	934	A+
MORGAN STANLEY	37,262	37,903	641	A
VERIZON COMMUNICATIONS INC	31,947	33,691	1,743	A-
WAL-MART STORES INC	33,175	33,580	291	AA
US BANCORP	30,371	30,423	52	A+
HSBC HOLDINGS PLC	28,315	29,795	421	AA-
AT&T INC	25,852	26,777	925	A-
WESTPAC BANKING CORP	22,016	23,295	139	AA
BANK OF AMERICA CORP	21,872	22,828	157	A
BANK OF NOVA SCOTIA	19,956	20,330	374	AA-
NEW YORK LIFE INSURANCE COMPANY	18,921	19,214	293	AAA
ROYAL DUTCH SHELL PLC	18,134	18,834	412	AA
EDISON INTERNATIONAL INC	17,222	17,590	368	A
LOWES COMPANIES INC	16,390	16,696	306	A
PEPSICO INC	14,917	16,276	1,359	A
BNP PARIBAS	14,813	15,978	134	AA
ABBOTT LABORATORIES	15,237	15,474	237	AA
GOLDMAN SACHS GROUP INC/THE	14,591	14,648	(42)	A
MASSMUTUAL FINANCIAL GROUP	14,215	14,613	398	AA+
AUSTRALIA & NEW ZEALAND BANKING GROUP LTD	14,358	14,447	89	AA
NATIONAL GRID PLC	13,929	14,156	227	A-
TOTAL SA	12,272	14,029	95	AA

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Includes preferred equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED MAR. 31, 2011
	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$3,319,927	$(319,349)	$3,000,578

Incurred related to:
Current year	530,291	(79,733)	450,558
Prior years	(72,063)	23,358	(48,705)

Total Incurred	458,228	(56,375)	401,853

Paid related to:
Current year	(3,090)	132	(2,958)
Prior years	(215,188)	34,734	(180,454)

Total Paid	(218,278)	34,866	(183,412)

Foreign currency translation	6,321	(50)	6,271

Balance, end of period	$3,566,198	$(340,908)	$3,225,290

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIOD ENDED MAR. 31, 2011

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2011	$(34,612)	$(14,093)	$(48,705)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2010

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2010	$(17,679)	$(20,915)	$(38,594)
Quarter ended June 30, 2010	(8,099)	(21,379)	(29,478)
Quarter ended September 30, 2010	(9,568)	(25,566)	(35,134)
Quarter ended December 31, 2010	(11,525)	(12,071)	(23,596)

Year ended December 31, 2010	$(46,871)	$(79,931)	$(126,802)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2009

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2009	$(36,798)	$(2,520)	$(39,318)
Quarter ended June 30, 2009	(19,842)	(16,132)	(35,974)
Quarter ended September 30, 2009	(13,952)	(20,449)	(34,401)
Quarter ended December 31, 2009	(21,486)	(19,710)	(41,196)

Year ended December 31, 2009	$(92,078)	$(58,811)	$(150,889)

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

						FOR THE
	FOR THE QUARTERS ENDED					YEAR ENDED
	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2010
INSURANCE SEGMENT
Short tail[a]	$(9,274)	$(4,445)	$(5,359)	$(5,632)	$(5,913)	$(21,349)
Long tail[b]	(2,560)	(7,075)	(3,480)	347	(1,441)	(11,649)
Other[c]	(22,778)	(5)	(729)	(2,814)	(10,325)	(13,873)

TOTAL INSURANCE	(34,612)	(11,525)	(9,568)	(8,099)	(17,679)	(46,871)

REINSURANCE SEGMENT
Short tail[a]	(13,090)	(8,606)	(17,666)	(18,108)	(19,546)	(63,926)
Long tail[b]	624	(3,414)	(6,010)	(3,848)	1,376	(11,896)
Other[c]	(1,627)	(51)	(1,890)	577	(2,745)	(4,109)

TOTAL REINSURANCE	(14,093)	(12,071)	(25,566)	(21,379)	(20,915)	(79,931)

REPORTED TOTALS	$(48,705)	$(23,596)	$(35,134)	$(29,478)	$(38,594)	$(126,802)

[a]
Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, aerospace and marine and surety.

[b]
Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes casualty.

[c]
The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment is other specialty.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Reported
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total	Totals
AT MAR. 31, 2011
Case reserves	$18,089	$378,010	$73,374	$469,473	$322,236	$253,453	$2,750	$578,439	$1,047,912
Total reserves	$45,739	$1,539,977	$187,017	$1,772,733	$848,293	$889,957	$55,215	$1,793,465	$3,566,198

Case reserves / Total reserves	39.5%	24.5%	39.2%	26.5%	38.0%	28.5%	5.0%	32.3%	29.4%

IBNR / Total reserves	60.5%	75.5%	60.8%	73.5%	62.0%	71.5%	95.0%	67.7%	70.6%

AT DEC. 31, 2010
Case reserves	$14,730	$325,750	$116,687	$457,167	$318,922	$247,053	$3,207	$569,182	$1,026,349
Total reserves	$45,330	$1,493,398	$190,865	$1,729,593	$650,921	$877,019	$62,394	$1,590,334	$3,319,927

Case reserves / Total reserves	32.5%	21.8%	61.1%	26.4%	49.0%	28.2%	5.1%	35.8%	30.9%

IBNR / Total reserves	67.5%	78.2%	38.9%	73.6%	51.0%	71.8%	94.9%	64.2%	69.1%

AT SEPT. 30, 2010
Case reserves	$15,019	$378,887	$205,079	$598,985	$318,546	$240,800	$4,936	$564,282	$1,163,267
Total reserves	$48,572	$1,545,195	$233,189	$1,826,956	$659,724	$857,242	$57,390	$1,574,356	$3,401,312

Case reserves / Total reserves	30.9%	24.5%	87.9%	32.8%	48.3%	28.1%	8.6%	35.8%	34.2%

IBNR / Total reserves	69.1%	75.5%	12.1%	67.2%	51.7%	71.9%	91.4%	64.2%	65.8%

AT JUNE 30, 2010
Case reserves	$21,529	$305,802	$164,639	$491,970	$319,094	$243,640	$4,323	$567,057	$1,059,027
Total reserves	$48,703	$1,480,283	$182,932	$1,711,918	$667,755	$839,981	$54,983	$1,562,719	$3,274,637

Case reserves / Total reserves	44.2%	20.7%	90.0%	28.7%	47.8%	29.0%	7.9%	36.3%	32.3%

IBNR / Total reserves	55.8%	79.3%	10.0%	71.3%	52.2%	71.0%	92.1%	63.7%	67.7%

AT MAR. 31, 2010
Case reserves	$24,754	$284,110	$57,347	$366,211	$333,455	$240,149	$7,693	$581,297	$947,508
Total reserves	$54,630	$1,428,991	$118,019	$1,601,640	$652,179	$821,814	$63,272	$1,537,265	$3,138,905

Case reserves / Total reserves	45.3%	19.9%	48.6%	22.9%	51.1%	29.2%	12.2%	37.8%	30.2%

IBNR / Total reserves	54.7%	80.1%	51.4%	77.1%	48.9%	70.8%	87.8%	62.2%	69.8%

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	QUARTER ENDED	YEARS ENDED DECEMBER 31,				INCEPTION TO
	MAR. 31, 2011	2010	2009	2008	2007	MAR. 31, 2011
(Loss) Income and Return on Equity:
Net (loss) income available to common and participating common shareholders	$(91,292)	$349,238	$520,604	$83,121	$505,607	$2,347,790

Operating (loss) income available to common and participating common shareholders	(100,518)	330,035	505,202	182,539	525,450	2,420,907

Average Shareholders’ equity [a]	2,428,209	2,617,718	2,297,283	2,159,771	2,205,067	1,936,681

Net (loss) income return on average equity	(3.8)%	13.3%	22.7%	3.8%	22.9%	13.1%[c]
Operating return on average equity	(4.1)%	12.6%	22.0%	8.5%	23.8%	13.6%[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$51.52	$52.74	$44.61	$33.06	$35.05	$51.52

Dividends paid per share	0.30	1.00	1.00	1.00	1.00	7.43

Change in diluted book value per common share	(2.3)%	18.2%	34.9%	(5.7)%	21.4%	17.9%[c]

Total return to common shareholders [b]	(1.7)%	20.5%	38.0%	(2.8)%	24.9%	22.1%[c]

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.

[c]	Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION — TWO CLASS METHOD

	QUARTERS ENDED
	MARCH 31,
	2011	2010

DILUTIVE SHARES OUTSTANDING:
AS REPORTED
Average market price per share	$47.17	$37.18
Basic weighted average common shares outstanding (1)	40,750	53,412

Add: weighted avg. unvested restricted share units	16	25
Weighted average exercise price per share	—	—
Proceeds from unrecognized restricted share unit expense	$186	$373
Less: restricted share units bought back via treasury method	(16)	(10)

Add: weighted avg. dilutive warrants outstanding	2,955	2,995
Weighted average exercise price per share	$12.57	$13.62
Less: warrants bought back via treasury method	(2,955)	(1,098)

Add: weighted avg. dilutive options outstanding	1,211	1,746
Weighted average exercise price per share	$16.01	$16.46
Proceeds from unrecognized option expense	—	$1
Less: options bought back via treasury method	(1,211)	(774)

Weighted average dilutive shares outstanding	40,750	56,296

Notes:	(1) Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

ENDURANCE SPECIALTY HOLDINGS LTD.
(LOSS) EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	QUARTERS ENDED MARCH 31,
	2011	2010
Net (loss) income	$(87,417)	$55,789
Less preferred dividends	(3,875)	(3,875)

Net (loss) income (attributable) available to common and participating common shareholders	$(91,292)	$51,914
Less amount allocated to participating common shareholders [a]	(275)	(936)

Net (loss) income (attributable) allocated to common shareholders	$(91,567)	$50,978

Denominator:
Weighted average shares — basic
Outstanding	40,750	53,404
Vested restricted share units	—	8

	40,750	53,412

Share Equivalents
Warrants	—	1,897
Options	—	972
Restricted share units	—	15

Weighted average shares — diluted	40,750	56,296

Basic (loss) earnings per common share	$(2.25)	$0.95

Diluted (loss) earnings per common share	$(2.25)[b]	$0.91

[a]
Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.

[b]	Represents diluted losses per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING (LOSS) INCOME RECONCILIATION
(LOSS) EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	Two-Class Method
	QUARTERS ENDED MAR 31,
	2011	2010

Net (loss) income	$(87,417)	$55,789
(Less) Add after-tax items:
Net foreign exchange (gains) losses	(6,851)	5,873
Net realized and unrealized investment gains	(4,022)	(2,351)
Net impairment losses recognized in (losses) earnings	1,647	861

Operating (loss) income before preferred dividends	$(96,643)	$60,172
Preferred dividends	(3,875)	(3,875)

Operating (loss) income (attributable) available to common and participating common shareholders	$(100,518)	$56,297
Less amount (attributed) allocated to participating common shareholders [a]	(275)	(1,014)

Operating (loss) income (attributed) allocated to common shareholders	$(100,793)	$55,283

Weighted average common shares outstanding
Basic	40,750	53,412
Dilutive	40,750	56,296

Basic per common share data
Net (loss) income (attributed) allocated to common shareholders	$(2.25)	$0.95
(Less) Add after-tax items:
Net foreign exchange (gains) losses	(0.16)	0.11
Net realized and unrealized investment gains	(0.10)	(0.04)
Net impairment losses recognized in (losses) earnings	0.04	0.02

Operating (loss) income (attributed) allocated to common shareholders	$(2.47)	$1.04

Diluted per common share data
Net (loss) income (attributed) allocated to common shareholders	$(2.25)	$0.91
(Less) Add after-tax items:
Net foreign exchange (gains) losses	(0.16)	0.10
Net realized and unrealized investment gains	(0.10)	(0.04)
Net impairment losses recognized in (losses) earnings	0.04	0.01

Operating (loss) income (attributed) allocated to common shareholders	$(2.47)[b]	$0.98

[a]
Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.

[b]	Represents diluted losses per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$42.00	$43.00	$44.00	$45.00	$46.00	$47.00	$48.00	$49.00	$50.00	$51.00	$52.00

42,710	42,735	42,760	42,782	42,805	42,825	42,846	42,865	42,883	42,901	42,918

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

	MAR. 31,		DEC. 31,
	2011	2010	2010

DILUTIVE COMMON SHARES OUTSTANDING:
AS-IF CONVERTED [a]

Price per share at period end	$48.82	$37.15	$46.07

Basic common shares outstanding [b]	39,499	53,016	46,259
Add: unvested restricted shares and restricted share units	835	1,226	980
Add: dilutive warrants outstanding	2,896	2,996	2,986
Weighted average exercise price per share	$12.57	$13.62	$12.87
Add: dilutive options outstanding	561	1,746	1,278
Weighted average exercise price per share	$16.01	$16.46	$16.50

Book Value [c]	$2,208,264	$2,621,087	$2,648,153
Add: proceeds from converted warrants	36,403	40,806	38,430
Add: proceeds from converted options	8,982	28,739	21,087

Pro forma book value	$2,253,649	$2,690,632	$2,707,670
Dilutive shares outstanding	43,791	58,984	51,503
Basic book value per common share	$55.91	$49.44	$57.25
Diluted book value per common share	$51.46	$45.62	$52.57
DILUTIVE COMMON SHARES OUTSTANDING:
TREASURY STOCK METHOD

Price per share at period end	$48.82	$37.15	$46.07

Basic common shares outstanding [b]	39,499	53,016	46,259

Add: unvested restricted shares and restricted share units	835	1,226	980
Add: dilutive warrants outstanding	2,896	2,996	2,986
Weighted average exercise price per share	$12.57	$13.62	$12.87
Less: warrants bought back via treasury method	(746)	(1,098)	(834)
Add: dilutive options outstanding	561	1,746	1,278
Weighted average exercise price per share	$16.01	$16.46	$16.50
Less: options bought back via treasury method	(184)	(774)	(458)

Dilutive shares outstanding	42,861	57,112	50,211
Basic book value per common share	$55.91	$49.44	$57.25
Diluted book value per common share	$51.52	$45.89	$52.74

[a]
The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 26 for a reconciliation of operating income to net income.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 28 for a reconciliation of diluted book value per common share to basic book value per common share.